SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Mutual Funds Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EATON VANCE DIVERSIFIED INCOME FUND
EATON VANCE EMERGING MARKETS LOCAL INCOME FUND
EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND
EATON VANCE INTERNATIONAL INCOME FUND
EATON VANCE STRATEGIC INCOME FUND
(collectively, the “Funds”)

Dear Shareholder,

As a shareholder of one or more of the Funds listed above, you recently received proxy materials asking you to vote on an important proposal affecting the Funds. Enclosed is an updated version of the proxy materials including corrected information regarding each Fund’s number of shares outstanding and the beneficial owners of such shares. If you have already voted you may revoke or change your vote at any time prior to its use by written notification received by a Fund, by the execution of a later-dated proxy card, by a Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

The proposal that you are asked to consider is recommended by the Funds’ Board of Trustees. The Special Meeting of Shareholders is scheduled to be held on September 25, 2009. Your vote allows you to weigh in on the future policies of your Fund. Therefore, we ask that you register your vote without delay.

If you have not voted yet, we encourage you to utilize one of the following easy options for recording your vote promptly:

  Speak to a live proxy specialist by calling 1-866-864-7961. We can answer your questions and record your vote. (Open: M-F 9am – 10pm)
  Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.
  Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.
  Mail in your signed proxy card in the envelope provided.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL AND
BELIEVES THE PROPOSAL IS IN THE BEST INTERESTS OF SHAREHOLDERS OF EACH FUND.

If you have any questions regarding anything contained in this letter, please call The Altman Group, Inc., toll free at 1-866-864-7961.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.